UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09945

Natixis Funds Trust IV

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: January 31

Date of reporting period: January 31, 2013

Item 1.	Report to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

January 31, 2013

AEW Real Estate Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 7

Financial Statements page 10

AEW REAL ESTATE FUND

Management Discussion

Manager:

Matthew A. Troxell, CFA

Jeffrey P. Caira

J. Hall Jones, Jr., CFA

Roman Ranocha, CFA

AEW Capital Management, L.P.

Objective:

Seeks to provide investors with above-average income and long-term growth of capital

Strategy:

Invests primarily in real estate investment trusts (REITs) and/or real estate-related companies

Symbols:

Class A	NRFAX
Class B	NRFBX
Class C	NRCFX
Class Y	NRFYX

Market Conditions

Investors in U.S. financial markets exhibited tremendous resiliency in 2012. Most equity markets delivered healthy positive returns while volatility edged lower as investors seemed more comfortable with the still-unsettled domestic and global backdrops. Despite a broad range of events and considerations, the U.S. economy continued to improve slowly, and the unemployment rate declined over the year. Investors were on the lookout for what the Federal Reserve (the Fed) could and would do, which ideology might prevail in the elections (Presidential and Congressional), where cross-border or in-border tensions could spin out of control, how the nascent currency wars might play out and if there would be any meaningful resolution, not just to the “fiscal cliff” of scheduled year-end tax hikes and spending cuts but also to the underlying structural issues behind it. Each new month brought more visibility to these uncertainties, but markets ultimately took any and all results in stride.

The real estate investment trust (REIT) sector fared quite well in the aggregate over the period. While REITs slightly lagged general equities, the sector still posted strong double-digit returns, benefitting from improving commercial property fundamentals and the continuation of historically low levels of new supply, as well as REITs’ attractive yields. Within the REIT sector, the strongest performing property types were industrial, triple net lease, and regional mall, while apartments were the weakest performer.

Performance Results

For the 12 months ended January 31, 2013, Class A shares of AEW Real Estate Fund returned 12.92%. The fund underperformed its benchmark, the MSCI US REIT Index, which gained 14.72%.

Explanation of Fund Performance

From a property sector perspective, regional mall, health care and shopping centers were the most positive contributors to performance. Manufactured home and apartments were the weakest performing sectors;

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however, both sectors were still positive. Among individual securities, the fund’s top contributors included regional mall company Simon Property Group and industrial REIT Prologis. Simon Property Group, the largest REIT in North America, benefited from relatively strong operating results, its liquidity and the high quality of its assets. Since merging with AMB in 2011, Prologis has become the world’s largest industrial REIT with a presence in the Americas, Europe, and Asia. Prologis’ solid performance reflected earnings results coming in stronger than expected, as well as higher occupancy and development leasing.

Individual detractors included apartment REIT Equity Residential and industrial company First Potomac Realty. The apartment sector as a whole underperformed over the 12-month period, and as a result, the fund’s large overweight to Equity Residential hurt portfolio performance. Shares of First Potomac Realty declined after the company announced that it was in danger of breaching a debt covenant due to an accounting error. The company avoided the breach, and we continue to overweight the stock because we believe that First Potomac Realty represents good relative value.

Outlook

While investors seem to be well aware of the many challenges of the day, a greater number have come to believe, perhaps also with good reason, that those challenges are not as likely to generate the great downside risk that markets more easily imagined in prior years. Some of this reduction of perceived risk results from a belief in “the Bernanke put,” arising from the expectation that the Fed, in seeking to create and maintain a positive wealth effect in order to build confidence, will continue to do “whatever it takes” to keep markets functioning and priced at sufficiently high levels. Moreover, a feeling of less downside risk affords investors a longer time horizon for more positive things to unfold. In this regard, the continuing slow improvement in the jobs data is viewed with more of a “half-full” than “half-empty” sentiment. Even more hope for a recovery has followed a recent upturn in the housing markets, which would help improve bank balance sheets and which has in the past triggered an increase in jobs, spending, and confidence. Even slow growth can be embraced as long as downside risks are off the table. The impact of this set of circumstances, with the economy likely range-bound for some time but now in a lower volatility environment, is two-fold for real estate investors.

First, for the REIT sector as a whole, the combination of yield and growth characteristics remains quite attractive and positions the REIT group well as we head into 2013. REITs are benefitting from the continuing thirst for yield, still-modest new supply, cheap financing, positive same-store net operating income (“NOI”) growth, and positive external growth opportunities. Second, within the REIT universe, returns on smaller-cap REITs greatly outperformed the returns on their larger-cap brethren, which often boast higher-quality balance sheets and assets. Reduced perception of risks seems to be the big driver of narrowing pricing differentials. Companies with better assets generally continue to show better NOI and earnings growth, but the fear of rising vacancies in lower-quality assets has dissipated. If the trend toward lower volatility persists, the narrowing of the pricing gap could have a little more to go before it eventually runs out of steam, though the whole group would still benefit.

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AEW REAL ESTATE FUND

Investment Results through January 31, 2013

Growth of $10,000 Investment in Class A Shares3

January 31, 2003 through January 31, 2013

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Average Annual Total Returns — January 31, 20133

	1 Year	5 Years	10 Years

Class A (Inception 12/29/00)
NAV	12.92%	6.29%	12.36%
With 5.75% Maximum Sales Charge	6.41	5.04	11.70

Class B (Inception 12/29/00)
NAV	12.11	5.49	11.53
With CDSC[1]	7.11	5.16	11.53

Class C (Inception 12/29/00)
NAV	12.13	5.49	11.53
With CDSC[1]	11.13	5.49	11.53

Class Y (Inception 8/31/00)
NAV	13.22	6.54	12.68

Comparative Performance
MSCI US REIT Index[2]	14.72	6.44	12.30

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

2	MSCI U.S. REIT Index is an unmanaged index that is composed of the most actively traded equity REIT (real estate investment trust) securities.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available on the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from August 1, 2012 through January 31, 2013. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

AEW REAL ESTATE FUND	BEGINNING ACCOUNT VALUE 8/1/2012	ENDING ACCOUNT VALUE 1/31/2013	EXPENSES PAID DURING PERIOD* 8/1/2012 – 1/31/2013
Class A
Actual	$1,000.00	$1,033.90	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class B
Actual	$1,000.00	$1,030.00	$10.46
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class C
Actual	$1,000.00	$1,030.20	$10.46
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class Y
Actual	$1,000.00	$1,035.50	$5.42
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.38

*	Expenses are equal to the Fund’s annualized expense ratio: 1.30%, 2.05%, 2.05% and 1.06% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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Portfolio of Investments – as of January 31, 2013

AEW Real Estate Fund

Shares	Description	Value (†)
Common Stocks — 97.0% of Net Assets
Lodging — 1.4%
86,600	Starwood Hotels & Resorts Worldwide, Inc.	$5,318,106

Real Estate — 2.0%
164,000	Brookfield Office Properties, Inc.	2,697,800
271,500	Forest City Enterprises, Inc., Class A(b)	4,591,065

		7,288,865

Real Estate Investment Trusts — 93.6%
	REITs — Apartments — 15.0%
107,400	American Campus Communities, Inc.	5,001,618
117,300	AvalonBay Communities, Inc.	15,224,367
92,400	BRE Properties, Inc.	4,701,312
119,600	Camden Property Trust	8,299,044
392,400	Equity Residential	21,735,036

		54,961,377

	REITs — Diversified — 11.8%
145,200	American Assets Trust, Inc.	4,196,280
233,400	DuPont Fabros Technology, Inc.	5,517,576
158,100	EPR Properties	7,408,566
280,700	First Potomac Realty Trust	3,845,590
169,800	Liberty Property Trust	6,651,066
170,300	Retail Properties of America, Inc., Class A	2,203,682
159,000	Vornado Realty Trust	13,429,140

		43,251,900

	REITs — Health Care — 11.6%
345,200	HCP, Inc.	16,013,828
93,100	Health Care REIT, Inc.	5,850,404
150,800	Omega Healthcare Investors, Inc.	3,854,448
251,000	Ventas, Inc.	16,638,790

		42,357,470

	REITs — Hotels — 4.5%
690,700	Host Hotels & Resorts, Inc.	11,596,853
51,400	Pebblebrook Hotel Trust	1,280,374
178,100	RLJ Lodging Trust	3,724,071

		16,601,298

	REITs — Manufactured Homes — 1.4%
70,500	Equity Lifestyle Properties, Inc.	5,047,800

	REITs — Office Property — 11.1%
88,800	Alexandria Real Estate Equities, Inc.	6,438,000
282,300	BioMed Realty Trust, Inc.	5,744,805
150,100	Boston Properties, Inc.	15,802,528
204,700	Kilroy Realty Corp.	10,214,530
114,900	Piedmont Office Realty Trust, Inc., Class A	2,221,017

		40,420,880

See accompanying notes to financial statements.

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Portfolio of Investments – as of January 31, 2013

AEW Real Estate Fund – (continued)

Shares	Description	Value (†)
	REITs — Regional Malls — 15.9%
225,500	Macerich Co. (The)	$13,466,860
277,700	Simon Property Group, Inc.	44,481,986

		57,948,846

	REITs — Shopping Centers — 8.1%
445,100	DDR Corp.	7,384,209
81,600	Federal Realty Investment Trust	8,637,360
165,300	Ramco-Gershenson Properties Trust	2,499,336
152,100	Regency Centers Corp.	7,579,143
252,600	Retail Opportunity Investments Corp.	3,296,430

		29,396,478

	REITs — Single Tenant — 1.4%
111,400	National Retail Properties, Inc.	3,567,028
59,100	Select Income REIT	1,487,547

		5,054,575

	REITs — Storage — 8.0%
193,700	CubeSmart	2,953,925
182,600	Extra Space Storage, Inc.	7,274,784
124,300	Public Storage	19,133,499

		29,362,208

	REITs — Warehouse/Industrials — 4.8%
442,500	ProLogis, Inc.	17,655,750

	Total Real Estate Investment Trusts	342,058,582

	Total Common Stocks (Identified Cost $285,958,296)	354,665,553

Principal Amount
Short-Term Investments — 2.7%
$9,721,126	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/2013 at 0.010% to be repurchased at $9,721,129 on 2/01/2013 collateralized by $9,890,000 U.S. Treasury Note, 0.375% due 4/15/2015 valued at $9,917,227 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $9,721,126)	9,721,126

	Total Investments — 99.7% (Identified Cost $295,679,422)(a)	364,386,679
	Other Assets Less Liabilities — 0.3%	1,066,409

	Net Assets — 100.0%	$365,453,088

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

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Portfolio of Investments – as of January 31, 2013

AEW Real Estate Fund – (continued)

(a)	Federal Tax Information:
	At January 31, 2013, the net unrealized appreciation on investments based on a cost of $297,377,927 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$67,562,790
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(554,038)

	Net unrealized appreciation	$67,008,752

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at January 31, 2013 (Unaudited)

REITs — Regional Malls	15.9%
REITs — Apartments	15.0
REITs — Diversified	11.8
REITs — Health Care	11.6
REITs — Office Property	11.1
REITs — Shopping Centers	8.1
REITs — Storage	8.0
REITs — Warehouse/Industrials	4.8
REITs — Hotels	4.5
Real Estate	2.0
Other Investments, less than 2% each	4.2
Short-Term Investments	2.7

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

January 31, 2013

ASSETS
Investments at cost	$295,679,422
Net unrealized appreciation	68,707,257

Investments at value	364,386,679
Receivable for Fund shares sold	1,673,368
Receivable for securities sold	554,340
Dividends and interest receivable	436,510

TOTAL ASSETS	367,050,897

LIABILITIES
Payable for securities purchased	1,021,605
Payable for Fund shares redeemed	123,492
Management fees payable (Note 5)	240,545
Deferred Trustees’ fees (Note 5)	86,604
Administrative fees payable (Note 5)	13,346
Payable to distributor (Note 5d)	7,471
Other accounts payable and accrued expenses	104,746

TOTAL LIABILITIES	1,597,809

NET ASSETS	$365,453,088

NET ASSETS CONSIST OF:
Paid-in capital	$292,960,267
Undistributed net investment income	445,000
Accumulated net realized gain on investments	3,340,564
Net unrealized appreciation on investments	68,707,257

NET ASSETS	$365,453,088

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$71,201,584

Shares of beneficial interest	3,708,687

Net asset value and redemption price per share	$19.20

Offering price per share (100/94.25 of net asset value) (Note 1)	$20.37

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,396,271

Shares of beneficial interest	72,677

Net asset value and offering price per share	$19.21

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,157,704

Shares of beneficial interest	580,328

Net asset value and offering price per share	$19.23

Class Y shares:
Net assets	$281,697,529

Shares of beneficial interest	15,229,966

Net asset value, offering and redemption price per share	$18.50

See accompanying notes to financial statements.

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STATEMENT OF OPERATIONS

For the Year Ended January 31, 2013

INVESTMENT INCOME
Dividends	$7,582,731
Interest	610
Less net foreign taxes withheld	(13,049)

7,570,292

Expenses
Management fees (Note 5)	2,548,566
Service and distribution fees (Note 5)	289,818
Administrative fees (Note 5)	142,626
Trustees’ fees and expenses (Note 5)	32,401
Transfer agent fees and expenses (Note 5)	404,628
Audit and tax services fees	61,174
Custodian fees and expenses	28,315
Legal fees	4,795
Registration fees	78,135
Shareholder reporting expenses	54,437
Miscellaneous expenses	14,988

Total expenses	3,659,883

Net investment income	3,910,409

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	51,872,235
Capital gain distributions received (Note 2)	1,474,228
Net change in unrealized appreciation (depreciation) on:
Investments	(14,900,303)

Net realized and unrealized gain on investments	38,446,160

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,356,569

See accompanying notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended January 31, 2013	Year Ended January 31, 2012
FROM OPERATIONS:
Net investment income	$3,910,409	$3,362,391
Net realized gain on investments	53,346,463	7,902,194
Net change in unrealized appreciation (depreciation) on investments	(14,900,303)	29,367,213

Net increase in net assets resulting from operations	42,356,569	40,631,798

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(581,401)	(540,094)
Class B	(2,292)	(1,162)
Class C	(21,728)	(5,266)
Class Y	(2,800,934)	(2,713,538)
Net realized capital gains
Class A	(5,289,311)	—
Class B	(109,660)	—
Class C	(884,974)	—
Class Y	(21,437,481)	—

Total distributions	(31,127,781)	(3,260,060)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(23,131,897)	53,905,219

Net increase (decrease) in net assets	(11,903,109)	91,276,957
NET ASSETS
Beginning of the year	377,356,197	286,079,240

End of the year	$365,453,088	$377,356,197

UNDISTRIBUTED NET INVESTMENT INCOME	$445,000	$27,942

See accompanying notes to financial statements.

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Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions
Class A
1/31/2013	$18.64	$0.21	$2.11	$2.32	$(0.17)	$(1.59)	$—	$(1.76)
1/31/2012	16.71	0.14	1.92	2.06	(0.13)	—	—	(0.13)
1/31/2011	12.15	0.12	4.65	4.77	(0.15)	—	(0.06)	(0.21)
1/31/2010	8.32	0.25	3.79	4.04	(0.21)	—	—	(0.21)
1/31/2009	16.96	0.33	(8.25)	(7.92)	(0.32)	(0.40)	—	(0.72)
Class B
1/31/2013	18.65	0.06	2.13	2.19	(0.04)	(1.59)	—	(1.63)
1/31/2012	16.73	0.02	1.91	1.93	(0.01)	—	—	(0.01)
1/31/2011	12.16	0.02	4.65	4.67	(0.07)	—	(0.03)	(0.10)
1/31/2010	8.29	0.19	3.79	3.98	(0.11)	—	—	(0.11)
1/31/2009	16.95	0.22	(8.25)	(8.03)	(0.23)	(0.40)	—	(0.63)
Class C
1/31/2013	18.67	0.06	2.13	2.19	(0.04)	(1.59)	—	(1.63)
1/31/2012	16.74	0.01	1.93	1.94	(0.01)	—	—	(0.01)
1/31/2011	12.18	0.01	4.66	4.67	(0.08)	—	(0.03)	(0.11)
1/31/2010	8.30	0.18	3.81	3.99	(0.11)	—	—	(0.11)
1/31/2009	16.97	0.22	(8.26)	(8.04)	(0.23)	(0.40)	—	(0.63)
Class Y
1/31/2013	18.02	0.25	2.04	2.29	(0.22)	(1.59)	—	(1.81)
1/31/2012	16.16	0.18	1.86	2.04	(0.18)	—	—	(0.18)
1/31/2011	11.76	0.15	4.50	4.65	(0.18)	—	(0.07)	(0.25)
1/31/2010	8.05	0.25	3.70	3.95	(0.24)	—	—	(0.24)
1/31/2009	16.46	0.38	(8.03)	(7.65)	(0.36)	(0.40)	—	(0.76)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.01% for Class A, B, C and Y shares.

See accompanying notes to financial statements.

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			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$19.20	12.92	$71,202	1.31		1.31		1.07	35
18.64	12.46	70,123	1.31		1.31		0.84	12
16.71	39.50	68,895	1.40	(f)	1.40	(f)	0.81	9
12.15	49.59	47,908	1.50		1.63		2.49	22
8.32	(48.80)	33,283	1.50		1.52		2.26	30

19.21	12.11	1,396	2.06		2.06		0.30	35
18.65	11.53	2,072	2.06		2.06		0.09	12
16.73	38.54	2,711	2.15	(f)	2.15	(f)	0.10	9
12.16	48.53	3,478	2.25		2.39		1.92	22
8.29	(49.23)	3,560	2.25		2.27		1.46	30

19.23	12.13	11,158	2.06		2.06		0.32	35
18.67	11.60	9,122	2.06		2.06		0.08	12
16.74	38.41	9,536	2.15	(f)	2.15	(f)	0.08	9
12.18	48.61	8,059	2.25		2.39		1.84	22
8.30	(49.24)	7,248	2.25		2.27		1.52	30

18.50	13.22	281,698	1.06		1.06		1.32	35
18.02	12.76	296,039	1.07		1.07		1.08	12
16.16	39.80	204,938	1.16	(f)	1.16	(f)	1.01	9
11.76	50.19	73,965	1.25		1.27		2.49	22
8.05	(48.77)	28,847	1.20		1.20		2.74	30

See accompanying notes to financial statements.

|  14

NOTES TO FINANCIAL STATEMENTS

January 31, 2013

1.  Organization.  AEW Real Estate Fund (the “Fund”) is the sole series of Natixis Funds Trust IV (the “Trust”), and is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks to provide investors with above-average income and long-term growth of capital. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series.

The Fund is a diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

15  |

Notes to Financial Statements (continued)

January 31, 2013

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates for the period from January 1 through January 31, 2013 are included in the Statement of Operations. Estimates are based on the most recent REIT distribution information available. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis

|  16

Notes to Financial Statements (continued)

January 31, 2013

to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of January 31, 2013 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

d.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. For the year ended January 31, 2013, no redesignations have been made with respect to the distributions paid as disclosed within the Statement of

17  |

Notes to Financial Statements (continued)

January 31, 2013

Changes in Net Assets. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, and return of capital distributions received. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended January 31, 2013 and 2012 was as follows:

2013 Distributions Paid From:			2012 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$3,406,355	$27,721,426	$31,127,781	$3,260,060	$—	$3,260,060

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$531,605
Undistributed long-term capital gains	5,039,069

Total undistributed earnings	5,570,674

Unrealized appreciation	67,008,752

Total accumulated earnings	$72,579,426

Capital loss carryforward utilized in the current year	$17,532,085

e.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

f.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S.

|  18

Notes to Financial Statements (continued)

January 31, 2013

corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended January 31, 2013, the Fund did not loan securities under this agreement.

g.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19  |

Notes to Financial Statements (continued)

January 31, 2013

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2013, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$354,665,553	$—	$—	$354,665,553
Short-Term Investments	—	9,721,126	—	9,721,126

Total	$354,665,553	$9,721,126	$—	$364,386,679

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended January 31, 2013, there were no transfers between Levels 1, 2 and 3.

4.  Purchases and Sales of Securities.  For the year ended January 31, 2013, purchases and sales of securities (excluding short-term investments) were $109,818,752 and $157,261,648, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AEW Capital Management, L.P. (“AEW”) serves as the investment adviser to the Fund. AEW is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80% of the first $500 million of the Fund’s average daily net assets and 0.75% of the Fund’s average daily net assets in excess of $500 million, calculated daily and payable monthly.

AEW has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2013 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended January 31, 2013, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y
1.50%	2.25%	2.25%	1.25%

|  20

Notes to Financial Statements (continued)

January 31, 2013

AEW shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended January 31, 2013, the management fees for the Fund were $2,548,566 (0.80% of average daily net assets).

No expenses were recovered during the year ended January 31, 2013 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

For the year ended January 31, 2013, the service and distribution fees for the Fund were as follows:

Service Fees			Distribution Fees
Class A	Class B	Class C	Class B	Class C
$167,813	$4,134	$26,367	$12,403	$79,101

21  |

Notes to Financial Statements (continued)

January 31, 2013

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and subcontracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended January 31, 2013, the administrative fees for the Fund were $142,626.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the year ended January 31, 2013, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $337,118.

As of January 31, 2013, the Fund owes NGAM Distribution $7,471 in reimbursements for sub-transfer agent fees.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended January 31, 2013 amounted to $41,583.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2013, The Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The

|  22

Notes to Financial Statements (continued)

January 31, 2013

Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $17,500. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $95,000. In addition, each committee chairman received an additional retainer fee at an annual rate of $15,000, and each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting that he or she attended telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar

23  |

Notes to Financial Statements (continued)

January 31, 2013

quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended January 31, 2013, the Fund had no borrowings under these agreements.

7.  Brokerage Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included as realized gains on investments in the Statement of Operations. For the year ended January 31, 2013, $5,526 was rebated under these agreements.

8.  Concentration of Risk.  The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declining property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes and losses from casualty and condemnation.

|  24

Notes to Financial Statements (continued)

January 31, 2013

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Year Ended January 31, 2013		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,263,082	$24,533,444	843,133	$14,473,184
Issued in connection with the reinvestment of distributions	297,088	5,473,127	31,155	512,266
Redeemed	(1,614,375)	(31,160,520)	(1,234,025)	(20,929,295)

Net change	(54,205)	$(1,153,949)	(359,737)	$(5,943,845)

Class B
Issued from the sale of shares	1,959	$37,929	5,312	$90,531
Issued in connection with the reinvestment of distributions	5,593	102,915	64	1,067
Redeemed	(45,997)	(892,027)	(56,330)	(958,532)

Net change	(38,445)	$(751,183)	(50,954)	$(866,934)

Class C
Issued from the sale of shares	164,238	$3,188,857	93,631	$1,630,706
Issued in connection with the reinvestment of distributions	36,030	663,365	252	4,180
Redeemed	(108,488)	(2,107,149)	(174,825)	(3,013,511)

Net change	91,780	$1,745,073	(80,942)	$(1,378,625)

Class Y
Issued from the sale of shares	9,714,521	$183,488,281	7,689,934	$127,924,413
Issued in connection with the reinvestment of distributions	401,715	7,133,462	37,575	596,567
Redeemed	(11,318,824)	(213,593,581)	(3,974,777)	(66,426,357)

Net change	(1,202,588)	$(22,971,838)	3,752,732	$62,094,623

Increase (decrease) from capital share transactions	(1,203,458)	$(23,131,897)	3,261,099	$53,905,219

25  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust IV and Shareholders of AEW Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AEW Real Estate Fund, the sole series of Natixis Funds Trust IV (the “Fund”), at January 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 20, 2013

|  26

2013 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended January 31, 2013, 2.75% of dividends distributed by the AEW Real Estate Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the Fund paid $27,721,426, which has been designated as capital gains distributions for the fiscal year ended January 31, 2013.

Qualified Dividend Income.  6.10% of the dividends distributed by the Fund during the fiscal year ended January 31, 2013 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket.

27  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust IV (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2000 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English[3] (1953)	Trustee Since 2013 Contract Review and Governance Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

29  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[4] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2000 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Audit Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

31  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[5] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[6] (1965)	Trustee Since 2011 President and Chief Executive Officer Since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[7] (1960)	Trustee Since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts, and the Hansberger International Series.

[3]	Mr. English was appointed as a trustee effective January 1, 2013.

[4]	Mr. Meehan was appointed as a trustee effective July 1, 2012.

[5]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[6]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[7]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

33  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed below, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Wendell J. Knox, Mr. Erik R. Sirri and Ms. Cynthia L. Walker, are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2/1/11- 1/31/12	2/1/12- 1/31/13	2/1/11- 1/31/12	2/1/12- 1/31/13	2/1/11- 1/31/12	2/1/12- 1/31/13	2/1/11- 1/31/12	2/1/12- 1/31/13
Natixis Funds Trust IV	$44,690	$44,535	$50	$666	$14,570	$14,790	$—	$—

1.	Audit-related fees consist of:

Year-end 1/31/2012 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

Year-end 1/31/2013 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and N-1A consent.

2.	Tax fees consist of:

Year-end 1/31/2012 – review of the Registrant’s tax returns.

Year-end 1/31/2013 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during the years ended 1/31/2012 and 1/31/2013 were $14,620 and $15,456, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AEW Capital Management, L.P. and entities controlling, controlled by or under common control with AEW Capital Management, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2/1/11- 1/31/12	2/1/12- 1/31/13	2/1/11- 1/31/12	2/1/12- 1/31/13	2/1/11- 1/31/12	2/1/12- 1/31/13
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to AEW Capital Management, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	2/1/11-1/31/12	2/1/12-1/31/13
Control Affiliates	$127,000	$105,000

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to

Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust IV

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	March 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	March 20, 2013

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	March 20, 2013